Exhibit 24.3

POWER OF ATTORNEY

Reference is hereby made to the registration by TotalEnergies Capital USA, LLC under the U.S. Securities Act of 1933, as amended, of debt securities guaranteed by TotalEnergies SE to be issued, from time to time, by TotalEnergies Capital USA, LLC (the “Securities”). Such Securities will be registered on a registration statement on Form F-3 (the “Registration Statement”) and filed with the United States Securities and Exchange Commission (the “SEC”).

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby authorizes and appoints any person listed below or Alexander Adotevi, Chief Financial Officer, Manager of TotalEnergies Capital USA, LLC, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to act, without any other, for him or her and in his or her name, place, and stead, in any and all capacities, to sign the Registration Statement (including under any other appropriate Form) and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, or any state regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates noted below.

Date:	August 28, 2025	By:	/s/ Francois Good
		Name:	Francois Good
		Title:	Chief Executive Officer & President, Manager (Principal Executive Officer)

Date:	August 28, 2025	By:	/s/ Alexander Adotevi
		Name:	Alexander Adotevi
		Title:	Chief Financial Officer, Manager (Principal Financial and Accounting Officer)

Date:	August 28, 2025	By:	/s/ Denis Toulouse
		Name:	Denis Toulouse
		Title:	Manager

Date:	August 28, 2025	By:	/s/ Dawn Lanni
		Name:	Dawn Lannin
		Title:	Manager

[Signature page of Form F-3 Power of Attorney TotalEnergies Capital USA, LLC]